Exhibit 10.63

变更协议

Amendment Agreement

(修订函编号/Ref. No.: CL201606008-002)

隶属于/Belonging to: 授信协议/Facility Agreement

(编号/Ref. No.: CL201606008)

第一部分 签署页/Part I Execution Page	变更协议编号/Agreement Ref. No.: CL201606008-002

签署页

Execution Page

融资行 Financing Bank	客户 Client
浦发硅谷银行有限公司 SPD SILICON VALLEY BANK CO., LTD.	播思通讯技术（北京）有限公司 Borqs Beijing Ltd.

住所地 with address at	住所地 with address at
上海市杨浦区大连路588号宝地广场B座21楼 200082	北京市海淀区八里庄路62号院1号楼8层943室
21/F, Block B, Baoland Plaza, No. 588, Dalian Road, Shanghai 200082	Room 943, 8/F, Building No. 1, No. 62, Balizhuang Road, Haidian District, Beijing
以上当事人在本协议中简称为“融资行” hereinafter referred to as “Financing Bank”	以上当事人在本协议中简称为“客户” hereinafter referred to as “Client”

上述各方当事人在此同意并接受本变更协议中所述之全部条款；客户特此确认，

就本协议项下有关条件和条款，融资行已向客户作出充分的说明和解释，

客户已理解、同意、承认该等条款。

The parties above hereby agree to and accept all terms and conditions set forth in this Amendment Agreement. The Client hereby confirms that sufficient interpretations and explanations have been made by the Financing Bank in relation to the clauses hereunder and all of them have been understood, agreed and acknowledged by the Client completely.

有鉴于此，上述各方当事人签章如下：

Accordingly, the above parties execute as follows:

1

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

变更协议条款

Terms and Conditions

鉴于:

Whereas,

浦发硅谷银行有限公司（作为融资行）与客户（作为借款人）于2016年07月20日签署了《流动资金贷款类授信协议》（协议编号：CL201606008），于2017年 月 日签署了《变更协议》（协议编号：CL201606008-001，该等《流动资金贷款类授信协议》和《变更协议》以下合称“《授信协议》”）以及其他相关文件（连同前述文件的任何变更、修订、补充，以下简称“融资文件”）。根据融资文件，银行同意向客户提供金额为人民币壹仟伍佰万元整之银行授信（下称“授信”）。现经各方协商一致，达成如下增补及变更条款（“本变更协议”），以资协议各方共同恪守：

SPD SILICON VALLEY BANK CO., LTD. (as Financing Bank) and the Client (as borrower) have entered into the Facility Agreement for Working Capital Loans dated Jul. 20th, 2016 (Ref. No.: CL201606008), an Amendment Agreement dated     , 2017 (Ref. No.: CL201606008-001) (such Facility Agreement for Working Capital Loans and Amendment Agreements shall be hereinafter collectively referred to as the “Facility Agreement”) and other related documents (together with any modification, amendment, supplement of/to the foregoing, hereinafter as the “Finance Documents”). Pursuant to the Finance Documents, the Financing Bank agrees to make available to the Clients the facility up to RMB15,000,000.00 (hereinafter as the “Facility”). Based on the foregoing, the parties hereby further agree to reach the amendment and/or supplementary clause as below (hereinafter as the “Amendment Agreement”).

1.	各方一致不可撤销地确认本变更协议条款如下：

The parties hereby irrevocably confirm the following amendment clauses below:

(1)	《授信协议》第二部分“特别条款”中对于“额度”中的如下内容：

The contents of “Facility Amount” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

额度 Facility Amount	授信总额度： 人民币 15,000,000.00元 大写金额: 人民币 壹仟伍佰万元整	Total Facility Amount: RMB 15,000,000.00 In words: RMB FIFTEEN MILLION ONLY
	基准币种：人民币 可选币种：不适用	Base Currency: RMB Optional Currency: N/A

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

2

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

引用/QUOTE

额度 Facility Amount	授信总额度： 人民币 25,000,000.00元 大写金额: 人民币 贰仟伍佰万元整	Total Facility Amount: RMB 25,000,000.00 In words: RMB TWENTY-FIVE MILLION ONLY
	基准币种：人民币 可选币种：不适用	Base Currency: RMB Optional Currency: N/A

引用结束/UNQUOTE

(2)	《授信协议》第二部分“特别条款”中对于“额度期限/最终到期日”中的如下内容：

The contents of “Facility Validity Period/ Final Maturity Date” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

额度期限/最终到期日 Facility Validity Period/ Final Maturity Date	最终到期日： 2017年08月31日	Final Maturity Date: August 31st, 2017

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

额度期限/最终到期日 Facility Validity Period/ Final Maturity Date	最终到期日： 2018年08月31日	Final Maturity Date: August 31st, 2018

引用结束/UNQUOTE

3

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

(3)	《授信协议》第二部分“特别条款”中对于“关于所有业务品种均应遵循的财务约定”中的如下内容：

The contents of “General Financial Covenants for all product-types” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

客户应确认在合并报表层面上需维持：

The Client shall confirm to maintain on a consolidated basis:

1)	每月最小调整后速动比率：1.25:1.00

Minimum Monthly Adjusted Quick Ratio (AQR) of: 1.25:1.00

调整后速动比率定义为：（非绑定现金 + 应收帐款净额）除以（流动负债 - 递延收入）。

AQR is defined as (unrestricted cash + net account receivables) divided by (current liabilities - deferred revenue).

2)	每季度最低EBITDA：USD500,000.00

Minimum Quarterly EBITDA of: USD500,000.00

注：该财务约束指标将在收到并审核2017年董事会批准的（最新）预算后更新。

Note: This financial covenant for 2017 will be adjusted upon receipt and review of 2017 board-approved (updated) plan.

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

本协议项下客户应确认在合并报表层面上需维持：

The Client under this Agreement shall confirm to maintain on a consolidated basis:

1)	每月最小调整后速动比率：1.25:1.00

Minimum Monthly Adjusted Quick Ratio (AQR) of: 1.25:1.00

调整后速动比率定义为：（非绑定现金 + 应收帐款净额）除以（流动负债 - 递延收入）。

AQR is defined as (unrestricted cash + net account receivables) divided by (current liabilities - deferred revenue).

2)	每季度最低EBITDA：USD750,000.00

Minimum Quarterly EBITDA of: USD750,000.00

注：该财务约束指标将在收到并审核2018年董事会批准的（最新）预算后更新。

Note: This financial covenant for 2018 will be adjusted upon receipt and review of 2018 board-approved (updated) plan.

客户应确认BORQS International Holding Corp（注册号：OI-192127，亦作为本协议之“保证人”）需满足：

The Client shall confirm that, BORQS International Holding Corp (Registration No. OI-192127, the Guarantor under this agreement) to achieve:

1)	在2017年08月31日之前与Pacific Special Acquisition Corp完成合并。

To complete the merger with Pacific Special Acquisition Corp by the end of August 31st, 2017.

4

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

引用结束/UNQUOTE

(4)	《授信协议》第二部分“特别条款”中对于“其他约定”中的如下内容：

The contents of “Others” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

关于资料提交，自本协议签署后，客户应：

Upon entering into this Agreement, the Client shall:

5)	每年对公司的应收账款进行审计，首次应收账款年审应于本协议签署之日起180天内完成；

AR Field Exam shall be conducted annually and the initial AR Field Exam should be completed within 180 days from the execution date of this agreement;

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

关于资料提交，自本协议签署后，客户应：

Upon entering into this Agreement, the Client shall:

5)	每年对公司的应收账款进行审计，下一次应收账款年审应于2017年09月30日之前完成；

AR Field Exam shall be conducted annually and the next AR Field Exam should be completed before September 30th, 2017;

引用结束/UNQUOTE

(5)	《授信协议》第四部分“业务条款”中“业务品种：应收账池贷款”中“业务额度”中的如下内容：

The contents of “Pooled A/R Loan Limit” of “Product Type: Pooled A/R Loan” in Part IV Specification of the Facility Agreement quoted below:

引用/QUOTE

业务额度 Pooled A/R Loan Limit	基准币种 Base Currency	可选币种 Optional Currency
	金额/Amount: 人民币/RMB 15,000,000.00 大写/in words: 人民币 壹仟伍佰万元整 RMB FIFTEEN MILLION ONLY	币种1 Currency 1	不适用 N/A
		币种2 Currency 2	不适用 N/A
		币种3 Currency 3	不适用 N/A

引用结束/UNQUOTE

5

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

业务额度 Pooled A/R Loan Limit	基准币种 Base Currency	可选币种 Optional Currency
	金额/Amount: 人民币/RMB 25,000,000.00 大写/in words: 人民币 贰仟伍佰万元整 RMB TWENTY-FIVE MILLION ONLY	币种1 Currency 1	不适用 N/A
		币种2 Currency 2	不适用 N/A
		币种3 Currency 3	不适用 N/A

引用结束/UNQUOTE

(6)	《授信协议》第四部分“业务条款”中“业务品种：应收账池贷款”中“可动用期”中的如下内容：

The contents of “Availability Period ” of “Product Type: Pooled A/R Loan” in Part IV Specification of the Facility Agreement quoted below:

引用/QUOTE

可动用期 Availability Period	在本业务额度到期日前均可使用 Available before the Maturity Date of the Loan Limit of the Specification

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

可动用期 Availability Period

第1段：人民币15,000,000.00的授信可于本变更协议相关文件全部签署后即可提款；

Tranche 1: RMB15,000,000.00 available upon the execution of loan documents of this Amendment Agreement;

第2段：人民币10,000,000.00的授信可于融资行与Partners for Growth IV, L.P.签署令其满意的提高债权从属金额的从属协议后方可提款。

Tranche 2: RMB10,000,000.00 available upon the Financing Bank signing updated satisfactory Subordination Agreement with Partners for Growth IV, L.P. to increase the cap of senior debt.

引用结束/UNQUOTE

6

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

(7)	《授信协议》第四部分“业务条款”中“业务品种：应收账池贷款”中“业务额度到期日”中的如下内容：

The contents of “Maturity Date of the Loan Limit” of “Product Type: Pooled A/R Loan” in Part IV Specification of the Facility Agreement quoted below:

引用/QUOTE

业务额度到期日 Maturity Date of the Loan Limit	2017年08月31日 August 31st, 2017

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

业务额度到期日 Maturity Date of the Loan Limit	2018年08月31日 August 31st, 2018

引用结束/UNQUOTE

(8)	《授信协议》第四部分“业务条款”中“业务品种：应收账池贷款”中“贷款利率”中的如下内容：

The contents of “Interest Rate” of “Product Type: Pooled A/R Loan” in Part IV Specification of the Facility Agreement quoted below:

引用/QUOTE

贷款利率 Interest Rate

人民银行基准利率加2.65%(年利率)利差（但受限于法律或适用政策之允许）

the PBOC Base Interest Rate plus a Margin of 2.65% (p.a.) (however subject to the permission of laws and applicable regulatory policies)

(利率以融资行的提款确认或书面确认所载为准)

(The final applicable interest rate for each drawdown hereof shall be that stated in the written or drawdown confirmation by the Financing Bank)

引用结束/UNQUOTE

7

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

贷款利率 Interest Rate

人民银行基准利率加1.65%(年利率)利差（但受限于法律或适用政策之允许）

the PBOC Base Interest Rate plus a Margin of 1.65% (p.a.) (however subject to the permission of laws and applicable regulatory policies)

(利率以融资行的提款确认或书面确认所载为准)

(The final applicable interest rate for each drawdown hereof shall be that stated in the written or drawdown confirmation by the Financing Bank)

引用结束/UNQUOTE

(9)	《授信协议》第四部分“业务条款”中“业务品种：应收账池贷款”中“应收账池财务指标”中的如下内容：

The contents of “Borrowing Formula” of “Product Type: Pooled A/R Loan” in Part IV Specification of the Facility Agreement quoted below:

引用/QUOTE

应收账池财务指标 Borrowing Formula

融资率：在任何时点，客户在本业务条款项下的未清偿贷款余额，不得超过客户应收账池中的合格应收账款余额的80%。

Advance Rate: at any time, the outstanding amount under this Specification shall not exceed 80% of total Eligible Accounts Receivable in the A/R pool of the Client.

合格应收账款不包括且不限于：账龄超过90天的应收账款，抵消账户及预计可抵消的递延收入账户产生的应收账款，超过90天账款50%的余额，超过90天的贷方余额；关联交易产生的应收账款，政府账户(除非根据债权转让)产生的应收账款，单一债务人集中度超过25%的应收账款(基于客户总的应收账款)，海外债务人所对应产生的应收账款（即中国大陆以外的债务人所对应产生的应收账款）应逐笔评估，未开具发票的应收账款也是不合格的。

Eligible Accounts shall exclude, but are not limited to, the following: Accounts greater than 90 days from invoice date; Contra accounts and accounts with potential off-set with deferred revenue; Cross Age accounts; Credit Balances over 90 Days; Affiliate accounts; Government accounts (unless under an assignment of claims); Amounts exceeding 25% concentration limit (of the Client’s total AR base) for a single debtor; Foreign account receivables (owed by account debtors outside of Mainland China jurisdiction) considered on a case by case basis; Unbilled A/R is not eligible.

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

8

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

引用/QUOTE

应收账池财务指标 Borrowing Formula

融资率：在任何时点，客户在本业务条款项下的未清偿贷款余额，不得超过客户应收账池中的合格应收账款余额的80%。

Advance Rate: at any time, the outstanding amount under this Specification shall not exceed 80% of total Eligible Accounts Receivable in the A/R pool of the Client.

合格应收账款不包括且不限于：账龄超过90天的应收账款，抵消账户及预计可抵消的递延收入账户产生的应收账款，超过90天账款50%的余额，超过90天的贷方余额；关联交易产生的应收账款，政府账户(除非根据债权转让)产生的应收账款，单一债务人集中度超过25%的应收账款(基于客户总的应收账款)，海外债务人所对应产生的应收账款（即中国大陆以外的债务人所对应产生的应收账款）应逐笔评估，未开具发票的应收账款也是不合格的。

Eligible Accounts shall exclude, but are not limited to, the following: Accounts greater than 90 days from invoice date; Contra accounts and accounts with potential off-set with deferred revenue; Cross Age accounts; Credit Balances over 90 Days; Affiliate accounts; Government accounts (unless under an assignment of claims); Amounts exceeding 25% concentration limit (of the Client’s total AR base) for a single debtor; Foreign account receivables (owed by account debtors outside of Mainland China jurisdiction) considered on a case by case basis; Unbilled A/R is not eligible.

引用结束/UNQUOTE

(10)	《授信协议》第五部分“附件”中“附件三”将在本变更协议生效后调整为以下内容：

The contents of “Schedule 3” in Part V Schedule of the Facility Agreement shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

附件三：

Schedule 3

合规证书

COMPLIANCE CERTIFICATE

The Client(s) under this Agreement confirms and undertakes to the Financing Bank that: 本协议中的客户对融资行确认和承诺：

a)	COMPLIANCE CERTIFICATE(S) would be completed and provided in accordance with the requirements of the Financing Bank during the period of this Agreement;

在本协议期限内，合规证明将根据融资行要求完成并提供；

b)	any COMPLIANCE CERTIFICATE submitted by the Client(s) shall comply in substance with the format required by the Financing Bank (including the format set forth below or any further version notified by the Financing Bank).

任何客户提交的合规证明将符合融资行要求的格式（包括下述格式和日后融资行修订的格式）

9

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

COMPLIANCE CERTIFICATE

TO:	SPD SILICON VALLEY BANK CO., LTD.	Date:
致：	浦发硅谷银行有限公司	日期

FROM: Borqs Beijing Ltd.

发件人: 播思通讯技术（北京）有限公司

The undersigned authorized officer of Borqs Beijing Ltd. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

在下文中签字的播思通讯技术（北京）有限公司（“借款人”）的被授权人证明，根据借款人与银行之间的贷款协议（“协议”）的条款和条件：

(1) Borrower is in complete compliance for the period ending _________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

(1)在截至[ ]的期限内，借款人完全遵守了所有要求的承诺（下文另行载明的除外）；(2)不存在任何违约事件；(3)协议下的所有陈述和保证在本证明日期均是真实和正确的（下文另行载明的除外），但前提条件是：上述重大方面标准不适用于那些已符合要求或已被实质性修改的陈述或保证；明示提及某个具体日期的陈述和保证，在该日期做出时在所有重大方面是真实正确的；(4)借款人及其每一个子公司均及时进行了纳税申报和报告；借款人及时支付了所有海内外税款、征税、保证金和供款；(5)不存在借款人先前未书面通知银行的、就未付员工工资或福利针对借款人或其子公司设定的留置或提出的索赔。

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

请查收附件中的有关上述证明的材料。下文签名者证明：该等材料系按一贯适用的GAAP从一个期限到下一期限所准备的（根据所附信函或脚注另行提供解释的除外）。下文中的签名者确认，借款人申请提款在任何时间或日期均未违反协议的任何条款，合规性确认，并非仅确认在本证明交付日期合规。本证明中未定义的术语的含义与协议中所给定义相同。

10

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

Please indicate compliance status by circling Yes/No under “Complies” column.

请在下表内的“符合”栏内圈明合规状态。

Reporting Covenant报告约定	Required要求	Complies 合规与否
Monthly Company prepared consolidated financial statements 公司准备的合并的月度财务报表	Monthly within 30 days of each month end 于每月结束之后30天内	Yes/No 是/否
Accounts Receivable and Payable Aging Report 应收账款账龄报告及应付账款账龄报告	Monthly within 30 days of each month end 于每月结束之后30天内	Yes/No 是/否
Compliance Certificate 合规证书	Monthly within 30 days of each month end 于每月结束之后30天内	Yes/No 是/否
Borrowing Base Certificate 借款基础证书	Monthly within 30 days of each month end 于每月结束之后30天内	Yes/No 是/否
Annual CPA-Audited financial statements 经注册会计师审计的年度财务报表	Annually within 270 days from year end 于每一年度结束之后270天内	Yes/No 是/否
Board-approved consolidated financial projections 经公司董事会通过的合并的年度财务运营计划	Within 10 days from Board approval, but no later than 60 days from year end 在每一年度董事会通过后10天内提供，但最迟不得晚于每一年度结束之后60天	Yes/No 是/否
AR Field Exam 应收账款年审	Conducted annually and the next AR Field Exam should be completed before September 30th, 2017 每年对公司的应收账款进行审计，下一次应收账款年审应于2017年09月30日之前完成	Yes/No 是/否

Financial Covenant财务约定	Required要求	Actual实际	Complies 合规与否
本协议项下客户应确认在合并报表层面上需维持： The Client under this Agreement shall confirm to maintain on a consolidated basis:
每月最小调整后速动比率： Minimum Monthly Adjusted Quick Ratio (AQR):	1.25:1.00		Yes/No 是/否
调整后速动比率定义为：（非绑定现金 + 应收帐款净额）除以（流动负债 - 递延收入）。 AQR is defined as (unrestricted cash + net account receivables) divided by (current liabilities - deferred revenue).
每季度最低EBITDA： Minimum Quarterly EBITDA of:	USD750,000.00		Yes/No 是/否

客户应确认BORQS International Holding Corp（注册号：OI-192127，亦作为本协议之“保证人”）需满足：

The Client shall confirm that, BORQS International Holding Corp (Registration No. OI-192127, the Guarantor under this agreement) to achieve:

完成合并： Completion of merger:	在2017年08月31日之前与Pacific Special Acquisition Corp完成合并。 To complete the merger with Pacific Special Acquisition Corp by the end of August 31st, 2017.		Yes/No 是/否

注：该财务约束指标将在收到并审核2018年董事会批准的(最新)预算后更新。

Note: This financial covenant for 2018 will be adjusted upon receipt and review of 2018 board-approved (updated) plan.

11

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

请列明已登记（或已提交登记申请）的知识产权信息：（若无此等事项，请注明“无”）

Other Matters

其他事项

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? （☐ Yes ☐ No）

借款人的资本构成表（capitalization table）以及借款人或其任何子公司的运营文件是否发生了修改或变动？

（☐ 是 ☐否）

If yes, provide copies of any such amendments or changes with this Compliance Certificate.

若选择“是”，请随本证书一并提供此等修改文件之副本。

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

以下是关于上述证明的除外事项：（若无除外事项，请注明“无除外事项可写”）

COMPANY	BANK USE ONLY
播思通讯技术（北京）有限公司
Borqs Beijing Ltd.	Received by:
authorized signer

By:	Date:

Name:	Verified:
authorized signer
Title:	Date:

Compliance Status: Yes No

签署人：	仅银行填写：

姓名：	接收人：
授权签字人
职务：
日期：

审核人：
授权签字人

日期：

是否符合：是 否

引用结束/UNQUOTE

12

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

(11)	《授信协议》第五部分“附件”中“附件四”将在本变更协议生效后调整为以下内容：

The contents of “Schedule 4” in Part V Schedule of the Facility Agreement shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

附件四：	借款基础证书
Schedule 4	BORROWING BASE CERTIFICATE

借款人/Borrower:	播思通讯技术（北京）有限公司 / Borqs Beijing Ltd.
贷款人/Lender:	浦发硅谷银行有限公司 / SPD SILICON VALLEY BANK CO., LTD.
承诺金额：	人民币贰仟伍佰万元整
Commitment Amount:	RMB25,000,000.00

应收账款/ACCOUNTS RECEIVABLE		币种/金额 Currency/Amount

1.	应收账款（发票）账面价值(____________________) Accounts Receivable (invoiced) Book Value (as of ____________________)
2.	附加金额（请在下页中解释） Additions (Please explain on next page)
3.	减去：关联/员工/非交易性账目 Less: Intercompany / Employee / Non-Trade Accounts
4.	净贸易应收账款 NET TRADE ACCOUNTS RECEIVABLE

应收账款抵扣（不重复计算） ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5.	发票账期超过90天的 90 Days Past Invoice Date
6.	超过90天的信用余额 Credit Balances over 90 Days
7.	超过90天账款50%的余额（跨帐龄的或影响目前的） Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)
8.	海外债务人所对应产生的应收账款 Foreign account receivables
9.	未由借款人出具发票的账款 Accounts not invoiced by Borrower
10.	抵消帐户/客户储蓄账目 Contra / Customer Deposit Accounts
11.	政府/机关账目 Government / Authority Accounts
12.	推广账目或演示账目；保证销售账目或寄售账目 Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts
13.	含备忘录的或预结算的账目 Accounts with Memo or Pre-Billings

13

14.	合同账目；进度/节点结算的账目 Contract Accounts; Accounts with Progress / Milestone Billings
15.	保留款结算的账目 Accounts for Retainage Billings
16.	信托/报税账目 Trust / Bonded Accounts
17.	结算及持有账目 Bill and Hold Accounts
18.	未结算账目 Unbilled Accounts
19.	非交易性账目（若上述中未抵扣） Non-Trade Accounts (If not already deducted above)
20.	具有展期的发票的账目（净90+） Accounts with Extended Term Invoices (Net 90+)
21.	退款账目/借方备忘录 Chargebacks Accounts / Debit Memos
22.	产品退货/换货 Product Returns / Exchanges
23.	具有争议的账目；破产债务人账目 Disputed Accounts; Insolvent Account Debtor Accounts
24.	递延收入/其他（请在下一页中解释） Deferred Revenue/ Other (Please explain on next page)
25.

超过集中度限量（25%）

Concentration Limits (25%)

其中债务人Reliance Retail Limited, Vizio. Inc, E La Carte Inc., Fossil (East) Limited以及Sprint的集中度为50%

The concentration limit for Reliance Retail Limited, Vizio. Inc, E La Carte Inc., Fossil (East) Limited and Sprint is 50%

26.	应收账款抵扣总金额 TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS

27.	合格账目（第4项的金额将去第26项的金额） Eligible Accounts (#4 minus #26)
28.	合格账目的金额（第27项的80%） ELIGIBLE AMOUNT OF ACCOUNTS (80% of #27)

余额/BALANCES
29.	最高贷款限额 Maximum Loan Amount
30.	可放贷金额（第28项与第29项中的较低者） Total Funds Available [Lesser of #29 or #28]
31.	目前在循环贷款1下的欠款余额 Present balance owing on Revolving Line 1
32.	储备头寸（第30项减去第31项） RESERVE POSITION (#30 minus #31)

14

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

对上页中内容的解释：

Explanatory comments from previous page:

签署人承认并保证上述内容是真实、完整以及准确的，并且本借款基础证书中的所有信息符合签署人与浦发硅谷银行有限公司所签订的贷款协议下的陈述与保证的规定。

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan Agreement between the undersigned and SPD SILICON VALLEY BANK CO., LTD..

公司/Company: 签字/By: ___________________________ 授权签字人/Authorized Signer 日期/Date: ________________________

仅供银行使用/BANK USE ONLY

接收人/Received by: _____________________

授权签字人/authorized signer

日期/Date: __________________________

核验/Verified: ________________________

授权签字人/authorized signer

Date: ___________________________

是否合规/Compliance Status:是/Yes  否/No

引用结束/UNQUOTE

2.	客户在此确认，至本变更协议签署之日没有发生任何违约事件或潜在违约事件及所有声明保证在任何事实方面仍然保持真实、准确。客户在融资文件项下所述的每一项声明和保证，在本变更协议和担保文件（如有）签署后均将继续保持真实和准确并被全面遵守。

The Client hereby confirms that, at and until the execution date of the Amendment Agreement, no Events of Default or potential Events of Default are existing or continuing, and all representations and warranties made by any Client remain true and accurate in all material respects. Each representation and warranty made by the Client under the Finance Documents will continue to remain true, accurate and be in complete compliance after the execution of the Amendment Agreement and security documents (if any).

3.	本变更协议由封面、第一部分(签署页)和第二部分(正文)组成，并构成不可分割的完整整体。除非另有明确说明，本变更协议中定义和术语与授信协议中具有相同含义。

This Amendment Agreement consists of the cover page, part I (execution page) and part II (context), which shall constitute an integrity. Unless otherwise stated hereunder, terms and definitions defined herein shall bear the same meaning ascribed to it in the Finance Documents.

4.	本变更协议是融资文件不可分割的组成部分。本变更协议与融资文件约定不一致的，以本变更协议为准，融资文件其余条款保持不变，本变更协议未涉及事项仍应依照融资文件的约定执行。

This Amendment Agreement shall constitute an integral part of the Finance Documents. In the event of any discrepancy between this Amendment Agreement and the Finance Documents, this Amendment Agreement shall prevail without prejudice to any other provisions of the Finance Documents. Matters not covered in this Amendment Agreement shall still be dealt with by the parties in compliance with the provisions of the Finance Documents.

15

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-002

5.	所有与本变更协议有关的费用，无论是法律费用或其它费用，包括(但不限于)就本协议各份正本应付的中国法下的印花税以及与本变更协议的准备、谈判、签署和执行相关的律师费，均应由客户支付。

Any and all costs in relation to this Amendment Agreement including but not limited to legal fee and other cost, such as stamp duty charged under the PRC law for each original copy of this agreement and any attorney fee payable in relation to the planning, negotiation, execution and implementation of this Amendment Agreement, shall be borne by the Client.

6.	本协议自融资行与客户有权签字人签字并加盖公章后生效。

This Amendment Agreement shall come into force after it has been duly signed by the authorized person(s) of the Financing Bank and the Client(s) and sealed with common chops by both/all parties.

7.	本协议以中文和英文书就，若两种语言版本的内容发生任何不一致，则应以中文为准。

This Amendment Agreement is written in both Chinese and English. In the event of any inconsistency between these two versions, the Chinese version shall prevail.

8.	本变更协议一式 贰 份，所有签署方各执 壹 份，均具有同等法律效力。

This Amendment Agreement may be executed in TWO separate counterparts, each of which when so executed shall have equal legal effect. Each party may have one counterpart.

-以下无正文-

-END OF AMENDMENT AGREEMENT-

担保人(如有)确认：

Confirmed by the Security Provider(s)(if any):

我们已充分阅读和了解原融资文件以及本变更协议内容，且所有相关必要说明已有融资行提供；我们在此确认同意和接受上述变更，并愿就本次变更后的客户债务继续承担担保责任。

We have read and understood fully the contents of the previous Finance Documents and Amendment Agreement, and all related and necessary explanation have been given by the Financing Bank; we hereby confirm that we agree and accept the amendment stipulated above, and would continue to assume the security liabilities for the debts of the Clients after such amendments.

/s/ Pat Chan

担保人(保证人)授权代表签字

Security Provider(Guarantor)’s Authorized Signature

代表

on behalf of BORQS International Holding Corp

公章

Seal

日期  2017.08.31

Date

16